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                                                                   EXHIBIT 10.10


                                  AMENDMENT TO

             AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                                       OF
                 LAKEHEAD PIPE LINE COMPANY, LIMITED PARTNERSHIP


         This amendment to the Amended and Restated Agreement of Limited Partnership of Lakehead Pipe Line Company, Limited Partnership (the "Partnership") is entered into by and among Enbridge Energy Company, Inc. (formerly Lakehead Pipe Line Company, Inc.), a Delaware corporation ("the General Partner") as General Partner of the Partnership, and Lakehead Pipe Line Partners, L.P., a Delaware limited partnership (the "Investor Partnership") as the Limited Partner of the Partnership, as hereinafter provided.

         WHEREAS, the General Partner and the other parties thereto entered into that certain Amended and Restated Agreement of Limited Partnership of the Partnership dated as of December 27, 1991 (the "Agreement");

         WHEREAS, the General Partner has changed its name to "Enbridge Energy Company, Inc." and desires to change the name of the Partnership to "Enbridge Energy, Limited Partnership", and

         WHEREAS, Article XIV of the Agreement permits the General Partner to amend the Agreement to change the name of the Partnership and to take certain other actions which, in the sole discretion of the General Partner, do not adversely affect the Limited Partner in any material respect, without the consent of Limited Partner.

         NOW THEREFORE, in order to change the name of Partnership and to reflect the change in name of the General Partner and the Investor Partnership, the General Partner does hereby amend the Amended and Restated Agreement of Limited Partnership of the Partnership as follows:

         1. The first sentence of Section 1.2 is hereby amended to read as follows:

             "The name of the Partnership shall be Enbridge Energy, Limited Partnership."

         2. The definition of "Company" in Article II is hereby amended in its entirety to read as follows:

             ""Company" means Enbridge Energy Company, Inc., a Delaware corporation."

         3. The definition of "Investor Partnership" in Article II is hereby amended in its entirety to read as follows:

             ""Investor Partnership" means, as of September 5, 2001, Enbridge Energy Partners, L. P., a Delaware limited partnership."


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         4.  The definition of "Investor Partnership Agreement" in Article II is
             hereby amended in its entirety to read as follows:

             ""Investor Partnership Agreement" means the Amended and Restated Agreement of Limited Partnership of Enbridge Energy Partners, L.P., as it may be amended, supplemented or restated from time to time."

         5. The definition of "Partnership" in Article II is hereby amended in its entirety to read as follows:

             ""Partnership" means Enbridge Energy, Limited Partnership, a Delaware limited partnership established pursuant to this Agreement, and any successor thereto."




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IN WITNESS WHEREOF, the parties hereto have hereunto set their hands as of the
28th day of August, 2001.

                                    GENERAL PARTNER:

                                    ENBRIDGE ENERGY COMPANY, INC.
                                    (formerly Lakehead Pipe Line Company, Inc.)



                                    By: /s/ S. MARK CURWIN
                                      ------------------------------------------
                                    Name:   S. Mark Curwin
                                    Title:  Corporate Secretary

                                    LIMITED PARTNER:

                                    Lakehead Pipe Line Partners, L.P.
                                    By: Enbridge Energy Company, Inc., General
                                        Partner



                                    By: /s/ MICHAEL J. MILLER
                                       -----------------------------------------
                                    Name:   Michael J. Miller
                                    Title:  Assistant Chief Accountant